2009 First Quarter Earnings Call                               Exhibit 99-2

May 13, 2009

Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements made in this presentation that relate to future events or the Company’s expectations, guidance, projections, estimates, intentions, goals, targets and strategies are forward looking statements.  You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information.  Because actual results may differ materially from those expressed or implied by the forward-looking statements, the
Company cautions you not to place undue reliance on these statements.  For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company’s forward-looking statements, please see “Management’s Discussion and
Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s current and future Annual Reports on Form 10-K and Quarterly
Reports on Form 10-Q.

ADJUSTED EBITDA STATEMENT

We refer to the term “Adjusted EBITDA” in various places throughout this presentation.  Adjusted EBITDA, or earnings (adjusted as described below) before interest, taxes, depreciation and amortization calculated on a pro forma basis as provided herein, is a material component of the significant covenants contained in our credit agreements and the indenture governing the notes and accordingly, is important to the Company’s liquidity and ability to borrow under its debt instruments.  Adjusted EBITDA is calculated similarly under both the credit agreements and the indenture by adding consolidated net income, income taxes, interest expense, depreciation and amortization and other non-cash expenses, income or loss attributable to discontinued operations, amounts payable pursuant to the management agreement with AEA Investors and the impairment charge for goodwill and other intangibles.  In addition, consolidated net income is adjusted to exclude certain items, including certain nonrecurring or unusual charges.  Please see the Company’s December 31, 2008 10-K, which contains a detailed description of our covenants and a thorough description of our use of Adjusted EBITDA, and the use of Adjusted EBITDA in connection with certain calculations under the covenants, under our credit agreements and indenture.

While the determination of appropriate adjustments in the calculation of Adjusted EBITDA is subject to interpretation under our debt agreements, management believes the adjustments are in accordance with the covenants in our credit agreements and indenture, as discussed above.  Adjusted EBITDA should not be considered in isolation or construed as an alternative to our net income or other measures as determined in accordance with GAAP.  In addition, other companies in our industry or across different industries may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.  In future SEC filings, we may be required to change our presentation of Adjusted EBITDA in order to comply with the SEC’s rules regarding the use of non-GAAP financial measures.  In addition, you are cautioned not to place undue reliance on Adjusted EBITDA.  For a reconciliation of Adjusted EBITDA to net income, please see the Appendix to this presentation.

About CPG International

Headquartered in Scranton, Pennsylvania, CPG International is a manufacturer of market-leading brands of highly engineered, premium, low-
maintenance building products for residential and commercial markets designed to replace wood, metal and other traditional materials in a variety of construction applications.  The Company’s products are marketed under several brands including AZEK ® Trimboards, AZEK® Deck, AZEK®
Moulding, AZEK ® Rail, Santana Products, Comtec, Capitol, EverTuff™, TuffTec™, Hiny Hider® and Celtec®, as well as many other brands.  For additional information on CPG please visit our web site at http:// www.cpgint.com.

Please note:

To access the conference call, please dial (866) 315-3365, and use conference ID code 97390090.  An encore presentation will be available for one week after the completion of the call.  In order to access the encore presentation, please dial (800) 642-1687 or (706) 645-9291, and use the conference ID code 97390090.

2009 First Quarter Financial Highlights

Market Conditions:                    Housing starts down 50% from prior year Q1

                                                Repair/remodel markets experiencing double digit decline

Revenue:                                                    $81.4mm Q1 2009 vs. $94.2mm in Q1 2008

Composatron Acquisition and AZEK Deck growth partially offset decline in residential and industrial products

Gross Margin:                                    34.4% Q1 2009 vs. 26.4% in Q1 2008

Material cost reductions and operating efficiencies offset lower production volumes

SG&A:                                                             $12.8mm Q1 2009 vs. $12.4mm in Q1 2008

Increased expenses primarily from the Composatron Acquisition

Adjusted EBITDA:                       Up 16.0% to $21.0mm;

25.8% Adjusted EBITDA margin

Net Income/Loss:                         $(7.1)mm net loss Q1 2009, down from $2.0mm net
                                                                                    income in Q1 2008

Increased loss largely due to non-cash impairment of $14.4 million related to goodwill

Quarter Highlights

Quarterly Revenue

Financial Overview

YOY $(12.8)

or (13.6)%

Revenue

($ in millions)

Volume & ASP

(lbs in millions)

Q1 ’08 Rev                                $94.2

Composatron PF ’08                     7.1

Q1 ’08 PF Rev                        $101.3

AZEK                                         (17.0)

SP                                                (2.9)

Q4 ’08 Rev                                $81.4

Pro Forma Variance Analysis

($ in millions)

YOY revenue down 13.6%

Softness in new construction,
repair/remodel and industrial
markets

AZEK Deck growth

Composatron Acquisition

YOY $(19.9)

or (19.6)%

Quarterly Earnings

YOY Adj. EBITDA up 16.0%

Composatron Acquisition

Lower material cost

Financial Overview

Adjusted EBITDA

($ in millions)

Gross Margin/SG&A

(% of revenue)

Q1 ’08 Adj. EBITDA                                  $18.1

Composatron PF ’08                               1.7

Q1 ’08 PF Adj. EBITDA                        $19.8

Change                                           1.2

Q1 ’09 Adj. EBITDA                    $21.0

Variance Analysis

($ in millions)

YOY $2.9

or 16.0%

YOY $1.2

or 6.1%

Capital Expenditures

Strategic projects and maintenance
investment continues

Ample capacity to serve market

Financial Overview

YOY $0.9

or 60.0%

Quarter Cap Ex

($ in millions)

Historical Cap Ex

($ in millions)

Working Capital Management

Tightly managing working capital

Reduced seasonality with soft
winter buy

Focused collections effort on AR

Financial Overview

YOY $(15.8)

or (33.5)%

Inventory and Inv Days

($ in millions)

AR and AR Days

($ in millions)

YOY ($5.8)

or (11.4)%

Inv/AR/Prepaid less AP/Accrued

($ in millions)

Liquidity Position

Financial Overview

Net Debt(1) & Net Debt/Adj. EBITDA(2)

($ in millions)

Liquidity

($ in millions)

Liquidity position at $55.0mm

Focused on liquidity management

Trailing Twelve Month March 31, 2009 Adjusted EBITDA of $49.2mm

Footnotes:

(1)

Net debt defined as total debt and capital lease obligations less cash

(2)

Trailing twelve month adjusted EBITDA as defined in Credit Agreements

Capital Structure Overview1 (as of March 31, 2009)

Instrument

Amount
Outstanding

($ in millions)

Covenant

ABL Revolver ($65mm; $37.2mm available),                                        $     5.0                          Minimum fixed charge coverage =1.0x

     L+1.75%, 2/2013                                                                                                                (if excess availability <$7.5mm)

Senior Secured Term Loan,  L+5.00%,  2/2011                                  24.2                         Senior secured debt/EBITDA = 2.5x

Capital Lease Obligations                                                                     6.5

     Senior Secured Debt                                                                 $   35.7

Senior Unsecured Floating Rate Notes, L+6.75%, 7/2012            $ 128.1                         Incurrence tests

Senior Unsecured Fixed Rate Notes, 10.5%, 7/2013                       150.0                         Incurrence tests

Total Debt                                                                                         $313.8

Cash                                                                                                    (17.8)

Net Debt                                                                                           $296.0

Annual Cash Interest Expense (paid semi-annually)                      $  30.3

1.  For detailed information about the Company’s debt instruments, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the
Company’s most recent Quarterly Report on Form 10-Q.

Financial Overview

Low

High

$40mm

$50mm

2009 Guidance

2009 Adjusted EBITDA Guidance(1)

Downside:

Prolonged, deep recession

Residential repair & remodel activity

New home construction

Industrial markets

Commercial markets/tax revenue

Resin prices escalate

Increased competition

Upside:

Higher than anticipated economic
activity

Increased market penetration for
AZEK products

Lower material costs

Operational efficiencies

(1) In preparation of our Adjusted EBITDA, we used a basis similar to actual interest, depreciation, amortization and taxes reported in 2008.

APPENDIX

Net Income to Adjusted EBITDA Reconciliation

Appendix

Add:

Less:

Three

Three

Months

Months

Twelve Months

Year Ended

Ended

Ended

Ended

(Dollars in thousands)

December 31,

March

3

1

,

March

3

1

,

30,

March

3

1

,

200

8

200

9

200

8

200

9

Net

(loss) income

$

(

4

8

,

354

)

$

(

7

,

0

50

)

$

2

,

021

$

(

57

,

4

2

5

)

Interest expense, net

3

4

,9

05

8

,

1

79

9

,

179

3

3

,

90

5

Income tax

(benefit)

expense

(7

,0

95

)

(

39

6

)

1

,

28

5

(

8

,

776

)

Depreciation a

nd amortization

2

1,

49

1

5,

3

28

4

,8

53

21,

9

6

6

EBITDA

947

6

,

0

6

1

17,338

(1

0

,

33

0

)

Impairment of goodwill and other intangibles

40,000

14

,

4

0

8

—

54

,

4

0

8

SFAS 141 inventory adjustment

1,505

—

—

1,505

Relocation and hiring costs

802

44

100

746

Composatron non

-

recurring charges

606

—

—

606

Management fee

and expenses

1,855

399

551

1,703

Severance costs

171

25

71

125

Settlement charges

26

—

26

—

Non

-

cash compensation charge

118

31

                        29

120

Registration expenses

related to Notes

309

53

—

362

Adjusted EBITDA

$

46,339

$

2

1

,

021

$

18,115

$

49,

245

Quarterly Volume Information

Appendix

   71,389

  Total

   11,084

Scranton Products

   60,305

AZEK Building Products

Q1 2008

(lbs in thousands)

   58,181

  Total

     9,544

Scranton Products

   48,637

AZEK Building Products

Q1 2009

(lbs in thousands)

Industrial

Commercial

Residential

Industrial

CPG

CPG

15